UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 26, 2010

ALBEMARLE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

451 Florida Street, Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code

(225) 388-8011

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 2 — Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On January 25, 2010, Albemarle Corporation (the “Company”) issued a press release regarding its earnings for the fourth quarter and year ended December 31, 2009. A copy of this release is being furnished as Exhibit 99.1 hereto and incorporated herein by reference. In addition, on January 26, 2010, the Company will hold a teleconference for analysts and media to discuss results for the fourth quarter and year ended December 31, 2009. The teleconference is webcast on the Company’s website at www.albemarle.com.

The press release attached as Exhibit 99.1 includes earnings or per share amounts excluding special items and one time tax items, which are financial measures that are not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”). These items are presented to exclude the impact of certain non-recurring items on the Company’s results. The Company has reported earnings or per share amounts excluding special items and one time tax items because management believes that these financial measures are more reflective of the Company’s operations, provides transparency to investors and enables period-to-period comparability of financial performance. Earnings or per share amounts excluding special items and one time tax items should not be considered as an alternative to earnings or per share amounts determined in accordance with GAAP. The Company has included in the press release reconciliation information for earnings or per share amounts excluding special items and one time tax items, the non-GAAP financial measures, to earnings or per share amounts, as applicable, the most directly comparable financial measures calculated and reported in accordance with GAAP.

The press release attached as Exhibit 99.1 also includes net debt, which is a financial measure that is not required by, or presented in accordance with, GAAP. The Company has presented net debt because management believes that net debt is helpful in analyzing leverage and uses it as a performance measure. Net debt should not be considered as an alternative to total debt determined in accordance with GAAP. The Company has included in the press release a reconciliation of net debt, a non-GAAP financial measure, to total debt, the most directly comparable financial measure calculated and reported in accordance with GAAP.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1    Press release, dated January 25, 2010, issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2010

ALBEMARLE CORPORATION

By:	/s/ Nicole C. Daniel
Nicole C. Daniel Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release, dated January 25, 2010, issued by the Company.